Exhibit 99.1

FOR IMMEDIATE RELEASE

INVESTORS:	MEDIA:
Byron Purcell	Joy Errico Seusing
(717) 975-3710	(203) 970-5559
investor@riteaid.com	press@riteaid.com

Rite Aid Corporation Reports Fiscal 2023 Second Quarter Results

●	Retail Comparable Store Prescriptions Increased 3.1 Percent – Comparable Store Acute Prescriptions, Excluding COVID Immunizations, Increased 5.3 Percent

●	Revenues of $5.9 billion, Compared to Prior Year Revenues of $6.1 billion

●	Net Loss per Share of $6.07, Compared to the Prior Year Net Loss per Share of $1.86 Driven by Non-Cash Goodwill Impairment Charge

●	Adjusted Net Loss per Share of $0.63, Compared to the Prior Year Adjusted Net Loss of $0.41 per Share

●	Adjusted EBITDA of $78.5 million, Compared to the Prior Year Adjusted EBITDA of $106.2 million

●	Fiscal 2023 Adjusted EBITDA Outlook Updated to $450 million to $490 million

PHILADELPHIA, Pa. (September 29, 2022) - Rite Aid Corporation (NYSE: RAD) today reported operating results for its second fiscal quarter ended August 27, 2022.

“We’ve made good progress on key initiatives during the quarter: driving prescription growth and market share, improving operating margins at Elixir and achieving reductions in SG&A expenses across our business,” said Heyward Donigan, president and CEO. “As we look to the second half of the year, we expect continued pressure on consumer spending and supply chain challenges. At the same time, we are ready to meet a high demand for immunizations, while driving continued strong performance at Elixir and further SG&A expense reductions.”

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Rite Aid FY 2023 Q2 Press Release - page 2

Consolidated Second Quarter Summary

(dollars in thousands)	Thirteen Week Period Ended		Twenty-six Week Period Ended
	August 27, 2022	August 28, 2021	August 27, 2022	August 28, 2021
Revenues	$5,901,069	$6,113,000	$11,915,652	$12,273,985
Net loss	(331,290)	(100,301)	(441,481)	(113,358)
Adjusted EBITDA	78,549	106,160	178,679	245,037

For the second quarter, the Company reported a net loss of $331.3 million, or $6.07 loss per share, Adjusted net loss of $34.4 million, or $0.63 loss per share, and Adjusted EBITDA of $78.5 million, or 1.3 percent of revenues.

Revenues for the quarter were $5.90 billion compared to revenues of $6.11 billion in the prior year’s quarter, largely due to a reduction in revenue from COVID vaccines and testing, store closures and a planned loss of covered lives at Elixir.

Second quarter net loss was $331.3 million, or $6.07 per share, compared to last year’s second quarter net loss of $100.3 million, or $1.86 per share. The increase in net loss is due primarily to a current quarter charge of $252.2 million, or $4.62 per share, for the impairment of goodwill related to the Pharmacy Services Segment. Net loss was also impacted by higher facility exit and impairment charges driven by the Company’s previously announced store closures. These items are partially offset by a gain on our repurchase of certain bonds at a discount, a gain on sale of assets resulting from sale leasebacks of two distribution centers and script file sales resulting from the store closures.

Retail Pharmacy Segment

(dollars in thousands)	Thirteen Week Period Ended		Twenty-six Week Period Ended
	August 27, 2022	August 28, 2021	August 27, 2022	August 28, 2021
Revenues	$4,231,791	$4,277,218	$8,577,147	$8,628,900
Adjusted EBITDA	31,484	69,369	105,166	164,283

Retail Pharmacy Segment revenues decreased 1.1 percent over the prior year quarter, driven by a reduction in COVID vaccine and testing revenue as well as store closures, partially offset by an increase in both acute and maintenance prescriptions. Same store sales for the second quarter increased 5.6 percent over the prior year period, consisting of an 8.0 percent increase in pharmacy sales, partially offset by a 0.3 percent decrease in front-end sales. Front-end same store sales, excluding cigarettes and tobacco products, increased 0.2 percent. The number of prescriptions filled in same stores, adjusted to 30-day equivalents, increased 3.1 percent over the prior year period. Total same store prescriptions, excluding COVID immunizations, increased 2.1 percent, with same store maintenance prescriptions increasing 1.2 percent and other same store acute prescriptions increasing 5.3 percent. Prescription sales accounted for 70.7 percent of total drugstore sales. Total store count at the end of the second quarter was 2,352.

Retail Pharmacy Segment Adjusted EBITDA was $31.5 million, or 0.7 percent of revenues, for the second quarter compared to last year’s second quarter Adjusted EBITDA of $69.4 million, or 1.6 percent of revenues. The decline in Adjusted EBITDA was due to decreased gross profit, partially offset by a decrease in selling, general and administrative (SG&A) expenses of $45.0 million. Gross profit was negatively impacted by the decline in COVID vaccinations and testing, partially offset by the increase in prescriptions filled. SG&A expenses benefited from lower payroll, occupancy, and other operating costs due to store closures and cost control initiatives.

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Rite Aid FY 2023 Q2 Press Release - page 3

Pharmacy Services Segment

(dollars in thousands)	Thirteen Week Period Ended		Twenty-six Week Period Ended
	August 27, 2022	August 28, 2021	August 27, 2022	August 28, 2021
Revenues	$1,727,241	$1,898,213	$3,453,098	$3,770,495
Adjusted EBITDA	47,065	36,791	73,513	80,754

Pharmacy Services Segment revenues were $1.7 billion for the quarter, a decrease of 9.0 percent compared to the prior year quarter. The decrease in revenues was primarily the result of a planned decrease in Elixir Insurance membership and a previously announced client loss due to industry consolidation, partially offset by increased utilization of higher cost drugs.

Pharmacy Services Segment Adjusted EBITDA was $47.1 million, or 2.7 percent of revenues, for the second quarter compared to last year’s second quarter Adjusted EBITDA of $36.8 million, or 1.9 percent of revenues. The current quarter benefitted from increased gross profit resulting from improved network performance, increases in rebates, and reductions in SG&A expense, partially offset by the decline in revenues associated with lost clients, as mentioned above.

Outlook for Fiscal 2023

Rite Aid Corporation is maintaining its outlook for Fiscal 2023 revenues and lowering its outlook for net loss and Adjusted EBITDA.

Total revenues are expected to be between $23.6 billion and $24.0 billion in fiscal 2023. Retail Pharmacy Segment revenue is expected to be between $17.35 billion and $17.65 billion and Pharmacy Services Segment revenue is expected to be between $6.25 billion and $6.35 billion (net of any intercompany revenues to the Retail Pharmacy Segment).

Net loss is expected to be between $520.3 million and $477.3 million. Our estimates for net loss have increased primarily due to goodwill impairment charges in the Pharmacy Services Segment and increased impairment charges for closed stores.

Adjusted EBITDA is expected to be between $450 million and $490 million versus prior guidance of between $460 million and $500 million, due to expectations of cautious consumer demand and continued supply chain challenges in our front end retail business, partially offset by improved margins at Elixir. Retail Pharmacy Segment Adjusted EBITDA is expected to be between $305 million and $335 million and Pharmacy Services Segment Adjusted EBITDA is expected to be between $145 million and $155 million.

Adjusted net loss per share is expected to be between $1.52 and $0.97.

Capital expenditures are expected to be approximately $225 million, with a focus on investments in digital capabilities, technology, prescription file purchases and distribution center automation.

We expect to generate positive free cash flow in Fiscal 2023.

Conference Call Broadcast

Rite Aid will hold an analyst call at 8:30 a.m. Eastern Time today with remarks by Rite Aid's management team.

The call will be broadcast via the Internet at https://investors.riteaid.com. The telephone replay will be available beginning at 12:00 p.m. Eastern Time on Thursday, Sept. 29, 2022 and ending at 11:59 p.m. Eastern Time on Oct. 31 2022. To access the replay of the call, telephone (800) 770-2030 or (647) 362-9199 and enter the seven-digit reservation number 9029129. The webcast replay of the call will also be available at https://investors.riteaid.com starting at 12 p.m. Eastern Time today. The playback will be available until the company’s next conference call.

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Rite Aid FY 2023 Q2 Press Release - page 4

About Rite Aid Corporation

Rite Aid Corporation is on the front lines of delivering healthcare services and retail products to Americans 365 days a year. Our pharmacists are uniquely positioned to engage with customers and improve their health outcomes. We provide an array of whole being health products and services for the entire family through over 2,300 retail pharmacy locations across 17 states. Through Elixir, we provide pharmacy benefits and services to millions of members nationwide. For more information, www.riteaid.com.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this release that are not historical, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding Rite Aid's outlook and guidance for fiscal 2023, including our expectation to generate positive free cash flow in fiscal 2023; the continued impact of the global coronavirus (COVID-19) pandemic on Rite Aid’s business; the timing and roll out of the Company’s new loyalty program; our key growth initiatives, including our plans to improve adherence; the timing of the opening of four new small format stores in underserved markets; and any assumptions underlying any of the foregoing. Words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "predict," "project," "should," and "will" and variations of such words and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to: risks related to the prolonged impact of the COVID-19 global pandemic and the emerging new variants, including the government responses thereto; the impact of COVID-19 on our workforce, operations, stores, expenses, and supply chain, and the operations or behaviors of our customers, suppliers and business partners; our ability to successfully implement our store closure program and other strategies; the impact of our high level of indebtedness, the ability to refinance such indebtedness on acceptable terms (including the impact of rising interest rates, market volatility, and continuing actions by the United States Federal Reserve) and our ability to satisfy our obligations and the other covenants contained in our debt agreements; outcome of pending or new litigation, including related to Opioids, “usual and customary” pricing or other matters; our ability to monetize (and on reasonably available terms) the CMS receivable created in our Part D business; general competitive, economic, industry, market, political (including healthcare reform) and regulatory conditions (including changes to laws or regulations relating to labor or wages), and regulatory conditions, including continued impacts of inflation or other pricing environment factors on our costs, liquidity and our ability to pass on price increases to our customers, including as a result of inflationary and deflationary pressures, a decline in consumer financial position, whether due to inflation or other factors, as well as other factors specific to the markets in which we operate; the impact of private and public third-party payers continued reduction in prescription drug reimbursements and efforts to encourage mail order; our ability to manage expenses and our investments in working capital; our ability to achieve the benefits of our efforts to reduce the costs of our generic and other drugs; our ability to achieve cost savings and other benefits of our restructuring efforts within our anticipated timeframe, if at all; the outcome of our continuing efforts to monitor and comply with applicable laws, regulations, policies and procedures; and our ability to partner and have relationships with health plans and health systems.

These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of our most recent Annual Report on Form 10-K and in other documents that we file or furnish with the Securities and Exchange Commission (the “SEC”), which you are encouraged to read. To the extent that COVID-19 adversely affects our business and financial results, it may also have the effect of heightening many of such risk factors.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to rely on these forward-looking statements, which speak only as of the date they are made.

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Rite Aid FY 2023 Q2 Press Release - page 5

The degree to which COVID-19 may adversely affect Rite Aid’s results and operations, including its ability to achieve its outlook for fiscal 2023 guidance, will depend on numerous evolving factors and future developments, which are highly uncertain, including, but not limited to, federal, state and local governmental policies and initiatives designed to reduce the transmission of COVID-19 and emerging new variants and how quickly and to what extent normal economic and operating conditions can resume. As a result, the impact on Rite Aid’s financial and operating results cannot be reasonably estimated with specificity at this time, but the impact could be material. Rite Aid expressly disclaims any current intention, and assumes no duty, to update publicly any forward-looking statement after the distribution of this release, whether as a result of new information, future events, changes in assumptions or otherwise.

All references to “Company” and “Rite Aid” as used throughout this release refer to Rite Aid Corporation and its affiliates.

Reconciliation of Non-GAAP Financial Measures

Rite Aid separately reports financial results on the basis of Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share, Adjusted EBITDA, Adjusted EBITDA Gross Profit and Adjusted EBITDA SG&A, which are non-GAAP financial measures. See the attached tables for a reconciliation of Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share and Adjusted EBITDA to net income (loss), and net income (loss) per diluted share, which are the most directly comparable GAAP financial measures. Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share exclude amortization expense, merger and acquisition-related costs, non-recurring litigation and other contractual settlements, gains or losses on debt modifications and retirements, LIFO adjustments, goodwill and intangible asset impairment charges, restructuring-related costs, the gain or loss on Bartell acquisition, and the change in estimate related to manufacturer rebate receivables. Rite Aid believes Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share serve as appropriate measures to be used in evaluating the performance of its business and help its investors better compare its operating performance over multiple periods.

Adjusted EBITDA is defined as net income (loss) excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility exit and impairment, goodwill and intangible asset impairment charges, inventory write-downs related to store closings, gains or losses on debt modifications and retirements, and other items (including stock-based compensation expense, merger and acquisition-related costs, non-recurring litigation and other contractual settlements, severance, restructuring-related costs, costs related to facility closures, gain or loss on sale of assets, the gain or loss on Bartell acquisition, and the change in estimate related to manufacturer rebate receivables). The add back of LIFO (credit) charge when calculating Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share removes the entire impact of LIFO (credits) charges, and effectively reflects Rite Aid's results as if the company was on a FIFO inventory basis. Rite Aid believes Adjusted EBITDA serves as an appropriate measure in evaluating the performance of its business and helps its investors better compare its operating performance with its competitors.

Adjusted EBITDA Gross Profit includes LIFO adjustments, depreciation and amortization (COGS portion only) and other items. See the attached tables for a reconciliation of Adjusted EBITDA Gross Profit to Revenue, which is the most directly comparable GAAP financial measure. Adjusted EBITDA SG&A excludes depreciation and amortization (SG&A portion only), stock-based compensation expense, merger and acquisition-related costs, non-recurring litigation and other contractual settlements, and other items. See the attached tables for a reconciliation of Adjusted EBITDA SG&A to Revenue, which is the most directly comparable GAAP financial measure. The Company believes Adjusted EBITDA Gross Profit and Adjusted EBITDA SG&A serve as appropriate measures in evaluating the performance of its business and helps its investors better compare its operating performance with its competitors.

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RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

(unaudited)

	August 27, 2022	February 26, 2022
ASSETS
Current assets:
Cash and cash equivalents	$46,808	$39,721
Accounts receivable, net	1,564,388	1,343,496
Inventories, net of LIFO reserve of $497,294 and $487,173	2,026,216	1,959,389
Prepaid expenses and other current assets	103,452	106,749
Total current assets	3,740,864	3,449,355
Property, plant and equipment, net	950,962	989,167
Operating lease right-of-use assets	2,679,500	2,813,535
Goodwill	626,936	879,136
Other intangibles, net	268,040	291,196
Deferred tax assets	13,938	20,071
Other assets	86,885	86,543
Total assets	$8,367,125	$8,529,003

LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY
Current liabilities:
Current maturities of long-term debt and lease financing obligations	$5,581	$5,544
Accounts payable	1,511,673	1,571,261
Accrued salaries, wages and other current liabilities	729,561	780,632
Current portion of operating lease liabilities	571,952	575,651
Total current liabilities	2,818,767	2,933,088
Long-term debt, less current maturities	3,222,655	2,732,986
Long-term operating lease liabilities	2,496,476	2,597,090
Lease financing obligations, less current maturities	14,009	14,830
Other noncurrent liabilities	151,616	151,976
Total liabilities	8,703,523	8,429,970

Commitments and contingencies	-	-
Stockholders' (deficit) equity:
Common stock	56,580	55,752
Additional paid-in capital	5,915,521	5,910,299
Accumulated deficit	(6,293,062)	(5,851,581)
Accumulated other comprehensive loss	(15,437)	(15,437)
Total stockholders' (deficit) equity	(336,398)	99,033
Total liabilities and stockholders' (deficit) equity	$8,367,125	$8,529,003

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirteen weeks ended August 27, 2022	Thirteen weeks ended August 28, 2021
Revenues	$5,901,069	$6,113,000
Costs and expenses:
Cost of revenues	4,746,574	4,867,076
Selling, general and administrative expenses	1,193,553	1,267,753
Facility exit and impairment charges	45,845	11,353
Goodwill and intangible asset impairment charges	252,200	-
Interest expense	52,533	48,592
(Gain) loss on debt modifications and retirements, net	(41,312)	2,839
(Gain) loss on sale of assets, net	(29,001)	12,378

	6,220,392	6,209,991

Loss before income taxes	(319,323)	(96,991)
Income tax expense	11,967	3,310
Net loss	$(331,290)	$(100,301)

Basic and diluted loss per share:

Numerator for loss per share:
Net loss attributable to common stockholders - basic and diluted	$(331,290)	$(100,301)

Denominator:
Basic and diluted weighted average shares	54,548	53,989

Basic and diluted loss per share	$(6.07)	$(1.86)

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)

(unaudited)

	Twenty-six weeks ended August 27, 2022	Twenty-six weeks ended August 28, 2021
Revenues	$11,915,652	$12,273,985
Costs and expenses:
Cost of revenues	9,564,428	9,743,186
Selling, general and administrative expenses	2,411,482	2,513,115
Facility exit and impairment charges	112,416	20,184
Goodwill and intangible asset impairment charges	252,200	-
Interest expense	100,652	97,713
(Gain) loss on debt modifications and retirements, net	(41,312)	3,235
(Gain) loss on sale of assets, net	(58,197)	5,820

	12,341,669	12,383,253

Loss before income taxes	(426,017)	(109,268)
Income tax expense	15,464	4,090
Net loss	$(441,481)	$(113,358)

Basic and diluted loss per share:

Numerator for loss per share:
Net loss attributable to common stockholders - basic and diluted	$(441,481)	$(113,358)

Denominator:
Basic and diluted weighted average shares	54,453	53,920

Basic and diluted loss per share	$(8.11)	$(2.10)

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

(unaudited)

	Thirteen weeks ended August 27, 2022	Thirteen weeks ended August 28, 2021
OPERATING ACTIVITIES:
Net loss	$(331,290)	$(100,301)
Adjustments to reconcile to net cash (used in) provided by operating activities:
Depreciation and amortization	68,564	73,859
Facility exit and impairment charges	45,845	11,353
Goodwill and intangible asset impairment charges	252,200	-
LIFO charge (credit)	10,121	(3,993)
Change in allowances for uncollectible accounts receivable	(5,434)	-
(Gain) loss on sale of assets, net	(29,001)	12,378
Stock-based compensation expense	4,735	5,792
(Gain) loss on debt modifications and retirements, net	(41,312)	2,839
Changes in deferred taxes	6,133	-
Changes in operating assets and liabilities:
Accounts receivable	(107,215)	(63,368)
Inventories	(61,578)	(31,014)
Accounts payable	94,229	40,797
Operating lease right-of-use assets and operating lease liabilities	(16,901)	(6,400)
Other assets	(11,621)	17,207
Other liabilities	(76,699)	66,574
Net cash (used in) provided by operating activities	(199,224)	25,723
INVESTING ACTIVITIES:
Payments for property, plant and equipment	(49,067)	(46,192)
Intangible assets acquired	(3,108)	(9,043)
Proceeds from insured loss	-	10,436
Proceeds from dispositions of assets and investments	10,164	2,228
Proceeds from sale-leaseback transactions	45,986	6,729
Net cash provided by (used in) investing activities	3,975	(35,842)
FINANCING ACTIVITIES:
Proceeds from issuance of long-term debt	-	350,000
Net proceeds from revolver	386,000	211,000
Principal payments on long-term debt	(151,034)	(451,047)
Change in zero balance cash accounts	(46,622)	(52,801)
Financing fees paid for early debt redemption	(881)	(831)
Payments for taxes related to net share settlement of equity awards	(1,466)	(2,186)
Deferred financing costs paid	-	(15,932)
Net cash provided by financing activities	185,997	38,203
(Decrease) increase in cash and cash equivalents	(9,252)	28,084
Cash and cash equivalents, beginning of period	56,060	118,480
Cash and cash equivalents, end of period	$46,808	$146,564

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

(unaudited)

	Twenty-six weeks ended August 27, 2022	Twenty-six weeks ended August 28, 2021
OPERATING ACTIVITIES:
Net loss	$(441,481)	$(113,358)
Adjustments to reconcile to net cash (used in) provided by operating activities:
Depreciation and amortization	138,637	149,718
Facility exit and impairment charges	112,416	20,184
Goodwill and intangible asset impairment charges	252,200	-
LIFO charge (credit)	10,121	(7,986)
Change in allowances for uncollectible accounts receivable	(1,671)	-
(Gain) loss on sale of assets, net	(58,197)	5,820
Stock-based compensation expense	8,069	8,603
(Gain) loss on debt modifications and retirements, net	(41,312)	3,235
Changes in deferred taxes	6,133	-
Changes in operating assets and liabilities:
Accounts receivable	(211,673)	(212,855)
Inventories	(77,405)	(19,096)
Accounts payable	(43,343)	91,324
Operating lease right-of-use assets and operating lease liabilities	(31,713)	(12,309)
Other assets	(10,870)	25,185
Other liabilities	(61,372)	101,133
Net cash (used in) provided by operating activities	(451,461)	39,598
INVESTING ACTIVITIES:
Payments for property, plant and equipment	(122,243)	(105,356)
Intangible assets acquired	(15,356)	(14,479)
Proceeds from insured loss	-	10,436
Proceeds from dispositions of assets and investments	41,003	4,676
Proceeds from sale-leaseback transactions	45,986	14,185
Net cash used in investing activities	(50,610)	(90,538)
FINANCING ACTIVITIES:
Proceeds from issuance of long-term debt	-	350,000
Net proceeds from revolver	677,000	250,000
Principal payments on long-term debt	(152,011)	(542,988)
Change in zero balance cash accounts	(12,931)	(844)
Financing fees paid for early debt redemption	(881)	(833)
Payments for taxes related to net share settlement of equity awards	(2,019)	(2,221)
Deferred financing costs paid	-	(16,512)
Net cash provided by financing activities	509,158	36,602
Increase (decrease) in cash and cash equivalents	7,087	(14,338)
Cash and cash equivalents, beginning of period	39,721	160,902
Cash and cash equivalents, end of period	$46,808	$146,564

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL SEGMENT OPERATING INFORMATION

(Dollars in thousands)

(unaudited)

	Thirteen weeks ended August 27, 2022	Thirteen weeks ended August 28, 2021
Retail Pharmacy Segment
Revenues (a)	$4,231,791	$4,277,218
Cost of revenues (a)	3,188,755	3,136,856
Gross profit	1,043,036	1,140,362
LIFO charge (credit)	10,121	(3,993)
FIFO gross profit	1,053,157	1,136,369
Adjusted EBITDA gross profit	1,056,055	1,138,913

Gross profit as a percentage of revenues	24.65%	26.66%
LIFO charge (credit) as a percentage of revenues	0.24%	-0.09%
FIFO gross profit as a percentage of revenues	24.89%	26.57%
Adjusted EBITDA gross profit as a percentage of revenues	24.96%	26.63%

Selling, general and administrative expenses	1,100,775	1,163,352
Adjusted EBITDA selling, general and administrative expenses	1,024,571	1,069,544
Selling, general and administrative expenses as a percentage of revenues	26.01%	27.20%
Adjusted EBITDA selling, general and administrative expenses as a percentage of revenues	24.21%	25.01%

Cash interest expense	49,619	45,599
Non-cash interest expense	2,914	2,993
Total interest expense	52,533	48,592

Adjusted EBITDA	31,484	69,369
Adjusted EBITDA as a percentage of revenues	0.74%	1.62%

Pharmacy Services Segment
Revenues (a)	$1,727,241	$1,898,213
Cost of revenues (a)	1,615,782	1,792,651
Gross profit	111,459	105,562

Gross profit as a percentage of revenues	6.45%	5.56%

Adjusted EBITDA	47,065	36,791
Adjusted EBITDA as a percentage of revenues	2.72%	1.94%

(a) - Revenues and cost of revenues include $57,963 and $62,431 of inter-segment activity for the thirteen weeks ended August 27, 2022 and August 28, 2021, respectively, that is eliminated in consolidation.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL SEGMENT OPERATING INFORMATION

(Dollars in thousands)

(unaudited)

	Twenty-six weeks ended August 27, 2022	Twenty-six weeks ended August 28, 2021
Retail Pharmacy Segment
Revenues (a)	$8,577,147	$8,628,900
Cost of revenues (a)	6,436,754	6,318,604
Gross profit	2,140,393	2,310,296
LIFO charge (credit)	10,121	(7,986)
FIFO gross profit	2,150,514	2,302,310
Adjusted EBITDA gross profit	2,162,707	2,307,251

Gross profit as a percentage of revenues	24.95%	26.77%
LIFO charge (credit) as a percentage of revenues	0.12%	-0.09%
FIFO gross profit as a percentage of revenues	25.07%	26.68%
Adjusted EBITDA gross profit as a percentage of revenues	25.21%	26.74%

Selling, general and administrative expenses	2,217,989	2,319,391
Adjusted EBITDA selling, general and administrative expenses	2,057,541	2,142,968
Selling, general and administrative expenses as a percentage of revenues	25.86%	26.88%
Adjusted EBITDA selling, general and administrative expenses as a percentage of revenues	23.99%	24.83%

Cash interest expense	94,863	91,623
Non-cash interest expense	5,789	6,090
Total interest expense	100,652	97,713

Adjusted EBITDA	105,166	164,283
Adjusted EBITDA as a percentage of revenues	1.23%	1.90%

Pharmacy Services Segment
Revenues (a)	$3,453,098	$3,770,495
Cost of revenues (a)	3,242,267	3,549,992
Gross profit	210,831	220,503

Gross profit as a percentage of revenues	6.11%	5.85%

Adjusted EBITDA	73,513	80,754
Adjusted EBITDA as a percentage of revenues	2.13%	2.14%

(a) - Revenues and cost of revenues include $114,593 and $125,410 of inter-segment activity for the twenty-six weeks ended August 27, 2022 and August 28, 2021, respectively, that is eliminated in consolidation.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA

(In thousands)

(unaudited)

	Thirteen weeks ended August 27, 2022	Thirteen weeks ended August 28, 2021
Reconciliation of net loss to adjusted EBITDA:
Net loss	$(331,290)	$(100,301)
Adjustments:
Interest expense	52,533	48,592
Income tax expense	11,967	3,310
Depreciation and amortization	68,564	73,859
LIFO charge (credit)	10,121	(3,993)
Facility exit and impairment charges	45,845	11,353
Goodwill and intangible asset impairment charges	252,200	-
(Gain) loss on debt modifications and retirements, net	(41,312)	2,839
Merger and Acquisition-related costs	-	4,591
Stock-based compensation expense	4,735	5,792
Restructuring-related costs	12,805	9,584
Inventory write-downs related to store closings	1,094	798
Litigation and other contractual settlements	20,093	34,212
(Gain) loss on sale of assets, net	(29,001)	12,378
Other	195	3,146
Adjusted EBITDA	$78,549	$106,160
Percent of revenues	1.33%	1.74%

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA

(In thousands)

(unaudited)

	Twenty-six weeks ended August 27, 2022	Twenty-six weeks ended August 28, 2021
Reconciliation of net loss to adjusted EBITDA:
Net loss	$(441,481)	$(113,358)
Adjustments:
Interest expense	100,652	97,713
Income tax expense	15,464	4,090
Depreciation and amortization	138,637	149,718
LIFO charge (credit)	10,121	(7,986)
Facility exit and impairment charges	112,416	20,184
Goodwill and intangible asset impairment charges	252,200	-
(Gain) loss on debt modifications and retirements, net	(41,312)	3,235
Merger and Acquisition-related costs	-	8,477
Stock-based compensation expense	8,069	8,603
Restructuring-related costs	35,451	15,516
Inventory write-downs related to store closings	9,049	1,270
Litigation and other contractual settlements	38,364	48,212
(Gain) loss on sale of assets, net	(58,197)	5,820
Other	(754)	3,543
Adjusted EBITDA	$178,679	$245,037
Percent of revenues	1.50%	2.00%

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

ADJUSTED NET LOSS

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirteen weeks ended August 27, 2022	Thirteen weeks ended August 28, 2021
Net loss	$(331,290)	$(100,301)
Add back - Income tax expense	11,967	3,310
Loss before income taxes	(319,323)	(96,991)

Adjustments:
Amortization expense	18,420	19,953
LIFO charge (credit)	10,121	(3,993)
Goodwill and intangible asset impairment charges	252,200	-
(Gain) loss on debt modifications and retirements, net	(41,312)	2,839
Merger and Acquisition-related costs	-	4,591
Restructuring-related costs	12,805	9,584
Litigation and other contractual settlements	20,093	34,212

Adjusted loss before income taxes	(46,996)	(29,805)

Adjusted income tax benefit (a)	(12,576)	(7,839)
Adjusted net loss	$(34,420)	$(21,966)

Adjusted net loss per diluted share:

Numerator for adjusted net loss per diluted share:
Adjusted net loss	$(34,420)	$(21,966)

Denominator:
Basic and diluted weighted average shares	54,548	53,989

Net loss per diluted share	$(6.07)	$(1.86)

Adjusted net loss per diluted share	$(0.63)	$(0.41)

(a)	The fiscal year 2023 and 2022 annual effective tax rates, calculated using a federal rate plus a net state rate that excluded the impact of state NOL's, state credits and valuation allowance, was used for the thirteen weeks ended August 27, 2022 and August 28, 2021, respectively.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

ADJUSTED NET LOSS

(Dollars in thousands, except per share amounts)

(unaudited)

	Twenty-six weeks ended August 27, 2022	Twenty-six weeks ended August 28, 2021
Net loss	$(441,481)	$(113,358)
Add back - Income tax expense	15,464	4,090
Loss before income taxes	(426,017)	(109,268)

Adjustments:
Amortization expense	39,046	40,413
LIFO charge (credit)	10,121	(7,986)
Goodwill and intangible asset impairment charges	252,200	-
(Gain) loss on debt modifications and retirements, net	(41,312)	3,235
Merger and Acquisition-related costs	-	8,477
Restructuring-related costs	35,451	15,516
Litigation and other contractual settlements	38,364	48,212

Adjusted loss before income taxes	(92,147)	(1,401)

Adjusted income tax benefit (a)	(24,659)	(368)
Adjusted net loss	$(67,488)	$(1,033)

Adjusted net loss per diluted share:

Numerator for adjusted net loss per diluted share:
Adjusted net loss	$(67,488)	$(1,033)

Denominator:
Basic and diluted weighted average shares	54,453	53,920

Net loss per diluted share	$(8.11)	$(2.10)

Adjusted net loss per diluted share	$(1.24)	$(0.02)

(a)	The fiscal year 2023 and 2022 annual effective tax rates, calculated using a federal rate plus a net state rate that excluded the impact of state NOL's, state credits and valuation allowance, was used for the twenty-six weeks ended August 27, 2022 and August 28, 2021, respectively.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF ADJUSTED EBITDA GROSS PROFIT AND RECONCILIATION OF ADJUSTED EBITDA SELLING,

GENERAL AND ADMINISTRATIVE EXPENSES- RETAIL PHARMACY SEGMENT

(In thousands)

(unaudited)

	Thirteen weeks ended August 27, 2022	Thirteen weeks ended August 28, 2021
Reconciliation of adjusted EBITDA gross profit:
Revenues	$4,231,791	$4,277,218
Gross Profit	1,043,036	1,140,362
Addback:
LIFO charge (credit)	10,121	(3,993)
Depreciation and amortization (cost of goods sold portion only)	2,075	1,950
Other	823	594
Adjusted EBITDA gross profit	$1,056,055	$1,138,913
Percent of revenues	24.96%	26.63%

Reconciliation of adjusted EBITDA selling, general and administrative expenses:
Revenues	$4,231,791	$4,277,218
Selling, general and administrative expenses	1,100,775	1,163,352
Less:
Depreciation and amortization (SG&A portion only)	54,604	59,081
Stock-based compensation expense	4,496	5,695
Merger and Acquisition-related costs	-	4,591
Restructuring-related costs	8,442	2,584
Litigation and other contractual settlements	8,170	18,448
Other	492	3,409

Adjusted EBITDA selling, general and administrative expenses	$1,024,571	$1,069,544
Percent of revenues	24.21%	25.01%

Adjusted EBITDA	$31,484	$69,369

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF ADJUSTED EBITDA GROSS PROFIT AND RECONCILIATION OF ADJUSTED EBITDA SELLING,

GENERAL AND ADMINISTRATIVE EXPENSES- RETAIL PHARMACY SEGMENT

(In thousands)

(unaudited)

	Twenty-six weeks ended August 27, 2022	Twenty-six weeks ended August 28, 2021
Reconciliation of adjusted EBITDA gross profit:
Revenues	$8,577,147	$8,628,900
Gross Profit	2,140,393	2,310,296
Addback:
LIFO charge (credit)	10,121	(7,986)
Depreciation and amortization (cost of goods sold portion only)	4,968	4,047
Other	7,225	894
Adjusted EBITDA gross profit	$2,162,707	$2,307,251
Percent of revenues	25.21%	26.74%

Reconciliation of adjusted EBITDA selling, general and administrative expenses:
Revenues	$8,577,147	$8,628,900
Selling, general and administrative expenses	2,217,989	2,319,391
Less:
Depreciation and amortization (SG&A portion only)	107,819	118,849
Stock-based compensation expense	7,598	8,466
Merger and Acquisition-related costs	-	8,477
Restructuring-related costs	25,813	4,205
Litigation and other contractual settlements	18,122	32,448
Other	1,096	3,978
Adjusted EBITDA selling, general and administrative expenses	$2,057,541	$2,142,968
Percent of revenues	23.99%	24.83%

Adjusted EBITDA	$105,166	$164,283

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS GUIDANCE TO ADJUSTED EBITDA GUIDANCE

YEAR ENDING MARCH 4, 2023

(In thousands)

(unaudited)

	Guidance Range
	Low	High
Total Revenues	$23,600,000	$24,000,000

Pharmacy Services Segment Revenues	$6,250,000	$6,350,000

Gross Capital Expenditures	$225,000	$225,000

Reconciliation of net loss to adjusted EBITDA:
Net loss	$(520,300)	$(477,300)
Adjustments:
Interest expense	216,000	216,000
Income tax benefit	(7,000)	(10,000)
Depreciation and amortization	280,000	280,000
LIFO charge	20,000	20,000
Facility exit and impairment charges	175,000	175,000
Goodwill and intangible asset impairment charges	252,200	252,200
Gain on debt modifications and retirements, net	(41,300)	(41,300)
Restructuring-related costs	72,000	72,000
Litigation and other contractual settlements	38,400	38,400
Gain on sale of assets, net	(60,000)	(60,000)
Other	25,000	25,000
Adjusted EBITDA	$450,000	$490,000

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS GUIDANCE TO ADJUSTED NET LOSS GUIDANCE

YEAR ENDING MARCH 4, 2023

(In thousands)

(unaudited)

	Guidance Range
	Low	High
Net loss	$(520,300)	$(477,300)
Add back - income tax benefit	(7,000)	(10,000)
Loss before income taxes	(527,300)	(487,300)

Adjustments:
Amortization expense	73,000	73,000
LIFO charge	20,000	20,000
Goodwill and intangible asset impairment charges	252,200	252,200
Gain on debt modifications and retirements, net	(41,300)	(41,300)
Restructuring-related costs	72,000	72,000
Litigation and other contractual settlements	38,400	38,400

Adjusted loss before adjusted income taxes	(113,000)	(73,000)

Adjusted income tax benefit	(30,000)	(20,000)
Adjusted net loss	$(83,000)	$(53,000)

Diluted adjusted net loss per share	$(1.52)	$(0.97)